Exhibit 10.35(C)

AMENDMENT NO. 3 TO INVESTMENT AGREEMENT

THIS AMENDMENT NO. 3 TO INVESTMENT AGREEMENT (this “Amendment”) is entered into as of November 8, 2018, by and among Roadrunner Transportation Systems, Inc., a Delaware corporation (the “Company”), Elliott Associates, L.P., a Delaware limited partnership, and Brockdale Investments LP, a Delaware limited partnership (collectively, the “Purchasers”).

RECITALS

A.    The Company and the Purchasers are parties to that certain Investment Agreement, dated as of March 1, 2018, as amended as of August 3, 2018, as further amended as of September 19, 2018 (as in effect immediately prior to the effectiveness of this Amendment, the “Existing Investment Agreement”).

B.    The Company and the Purchasers desire to amend the Existing Investment Agreement in certain respects.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.    Definitions. Except as otherwise provided in this Amendment, capitalized terms used herein shall have the meanings attributed thereto in the Existing Investment Agreement.

Section 2.    Amended Language to Existing Investment Agreement.

(a)    Section 5.16(a)(2) of the Existing Investment Agreement is hereby amended and restated as follows:

(2)    by the Company or the Purchasers, upon written notice to the other party given at any time on or after February 1, 2019; provided, however, that the right to terminate this Agreement pursuant to this Section 5.16(a)(2) shall not be available to any party whose material breach of any obligations under this Agreement shall have been the cause of, or shall have resulted in, the failure of a Closing to occur on or prior to such date;

(b)    Section 5.16(b) of the Existing Investment Agreement is hereby amended and restated as follows:

“(b)    If not already terminated pursuant to Section 5.16(a), this Agreement shall automatically terminate upon the Rights Offering Effective Date (as defined in the Sixth Amendment to Credit Agreement, dated November 8, 2018, among the Company, certain subsidiaries of the Company, BMO Harris Bank, N.A., as Administrative Agent and as Lender, JPMorgan Chase Bank N.A., as a Lender and Wells Fargo Bank, N.A., as a Lender).”

Section 3.    Reference to and Effect Upon the Existing Investment Agreement.

(a)    Except as specifically amended or waived above, the Existing Investment Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Existing Investment Agreement, nor constitute a waiver of any provision of the Existing Investment Agreement, except as specifically set forth herein.

Section 4.    Miscellaneous. This Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of a portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

Section 5.    GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

COMPANY: ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:	/s/ Terence R. Rogers
	Name:	Terence R. Rogers
	Title:	Executive Vice President and Chief Financial Officer

PURCHASERS: ELLIOTT ASSOCIATES, L.P.

By:	Elliott Capital Advisors, L.P., its General Partner

By:	Braxton Associates, Inc., its General Partner

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

BROCKDALE INVESTMENTS LP

By:	Middleton International Limited, its General Partner

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

[Signature Page to Amendment No. 3]